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                                                                   EXHIBIT 23.02

Securities and Exchange Commission
Washington, DC

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of eUniverse, Inc. on Form 10/A, Amendment No. 3 of our report dated June 3, 1999, and to the reference to us under the headings "Experts."


CORDOVANO AND HARVEY, P.C.

Cordovano and Harvey, P.C.
Denver, Colorado
December 28, 1999